UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 2
                                 CURRENT REPORT
       Pursuant to Section 13 15(d) of The Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported)            February 25, 2005
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                            ASANTE TECHNOLOGIES, INC.
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              Exact name of registrant as specified in its charter)


            Delaware                    0-22632                77-0200286
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(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)          Identification No.)


                    2223 Old Oakland Road, San Jose, CA 95131
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                     (Address of principal executive office

Registration's telephone number, including area code:         (408) 435-8401
                                                       -------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01   Entry into a Material Definitive Agreement.

As previously reported, on February 25, 2005, Asante Technologies, Inc. ("Asante") entered into an Agreement and Plan of Acquisition (the "Agreement") with TechnoConcepts, Inc. Pursuant to the Agreement, TechnoConcepts will acquire all of the assets and business of Asante and substantially all of the liabilities of Asante in exchange for shares of TechnoConcepts' restricted common stock with an aggregate value of $5 million. In addition, the Agreement includes a two year earn-out provision whereby TechnoConcepts will issue additional shares of its restricted common stock worth up to $3,000,000 if certain revenue goals are achieved during the next two year period.

Attached are the Exhibits to the Agreement and Plan of Acquisition previously filed.

The Board of Directors of both companies have approved the transaction. The acquisition, which is subject to completion of customary consents, terms and conditions as well as shareholder and lien holder approval, is expected to close within the next 60 days.

SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

Item 9.01   Financial Statements and Exhibits.

            (c)  Exhibits
                 --------

                   2.1 Agreement and Plan of Acquisition dated February 25, 2005 (previously filed).

                   2.1.1 Exhibits to Agreement and Plan of Acquisition dated February 25, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 14, 2005                          ASANTE TECHNOLOGIES, INC.
                                         ---------------------------------------
                                                    (Registrant)


                                                  /s/ Rajiv Matthew
                                         ---------------------------------------
                                         Rajiv Matthew, Chief Financial Officer